Goldman Sachs Funds








INTERNATIONAL EQUITY FUND                  Annual Report   August 31, 1999



[GRAPHIC APPEARS HERE]                     Long-term capital growth potential


                                           through investments in equity markets


                                           located around the world.



                                                                         -------
                                                                         Goldman
                                                                         Sachs
                                                                         -------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


     Market Overview

     Dear Shareholder,

     During the period under review, the Asian stock market rebounded dramatically following the last economic crisis. Japan also posted surprisingly strong returns, while many European countries produced lackluster results.

          . Market Review: Overall, Global Markets Performed Well -- As the reporting period began, a cloud hovering over the world's equity markets was appearing to lift. Concerted action from the G-7, including multiple interest rates cuts by the Federal Reserve Board, began to alleviate fears of a global financial meltdown, after a severe reduction in liquidity in late 1998. The launch of the euro reflected the continued move toward closer monetary unification in Europe, while the Japanese government finally appeared ready to seriously address its structural problems.
                    In most cases, this has led to positive market returns
               around the world. The U.S. stock market has moved forward, despite rising interest rates. In Asia, a dramatic rebound unfolded after last year's currency crisis. Investors who were previously underweight in the region moved to increase their exposure, creating an attractive investment environment. In Japan, the market has generated very strong returns, due to unexpected gains in the country's domestic economy, and a flood of capital from institutional investors. Europe was relatively disappointing, with the euphoria surrounding the launch of the euro being short lived. European markets were also held back due to the conflict in Bosnia, rising U.S. interest rates and data indicating sluggish production in the region.

          . Market Outlook: Mixed Signals Prevailed -- The outlook for Asia as a region has improved, although it is important to note that intra-regional discrepancies still exist. We believe that several countries have "bottomed out" and are now showing signs of recovery following the crises of 1998. On a cautious note, we recognize that a recovery in Asia is very dependent on the continued strength of the U.S. market. Consequently, it will be important to closely monitor all economic data coming out of the U.S. in an effort to determine its impact on the Asian markets.
                    In Japan, for the time being, we remain cautious on the
               market, given the recent rally and the concerns of equity valuations. Based on the current price levels, the market seems to have discounted much of the earnings recovery expected to materialize in late 1999. On a positive note, many companies are in the process of implementing restructuring plans that they announced several months back -- benefits of which could improve earnings.
                    And in Europe, we are positive on the outlook for the
               continental region, as we see signals of sustained consumer and producer confidence improvements, benefits from Asia and Japan restocking inventories, the weaker euro, and continued industrial reorganization and consolidation.

          . Special Note: Reporting Period Change -- The fiscal year-end of your Fund has been changed to August 31. Previously, your Fund had a January 31 fiscal year-end. This will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

               We encourage you to maintain your long term investment program and we look forward to serving your investment needs in the years to come.

               Sincerely,

               /s/David B. Ford                   /s/John P. McNulty
               David B. Ford                      John P. McNulty
               Co-Head,                           Co-Head,
               Goldman Sachs Asset Management     Goldman Sachs Asset Management

               September 3, 1999

------------------------
 .   NOT FDIC INSURED

 .   May Lose Value

 .   No Bank Guarantee
------------------------

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND



Fund Basics
as of August 31, 1999



                            Assets Under Management

                                  $1.2 Billion

                               Number of Holdings

                                       135

                                 NASDAQ Symbols

                                 Class A Shares

                                      GSIFX

                                 Class B Shares

                                      GSEBX

                                 Class C Shares

                                      GSICX

                              Institutional Shares

                                      GSIEX

                                 Service Shares

                                      GSISX

--------------------------------------------------------------------------------
   PERFORMANCE REVIEW
--------------------------------------------------------------------------------
   January 31, 1999-        Fund Total Return          FT/S&P Actuaries
   August 31, 1999       (without sales charge)/1/ Europe and Pacific Index/2/
--------------------------------------------------------------------------------
   Class A                     5.47%                    10.91%
   Class B                     5.09                     10.91
   Class C                     5.08                     10.91
   Institutional               5.81                     10.91
   Service                     5.52                     10.91
--------------------------------------------------------------------------------

/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

/2/The unmanaged FT/S&P Actuaries Europe and Pacific Index (EuroPac) is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in the Europe and Asia-Pacific region. EuroPac is calculated on both a hedged and unhedged basis. From the inception of the Fund until 8/31/94, the Fund was managed using the hedged EuroPac as a benchmark, after which the unhedged EuroPac was used. The combined benchmark reflects this weighting. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


--------------------------------------------------------------------------------
   STANDARDIZED TOTAL RETURNS/3/
--------------------------------------------------------------------------------
   For the period
   ended 6/30/99     Class A     Class B     Class C  Institutional   Service
--------------------------------------------------------------------------------
   Last 6 Months       -3.24%     -2.93%       1.04%       2.66%        2.41%
   One Year            -4.32      -4.34       -0.40        1.88         1.35
   Five Years          11.01        N/A         N/A         N/A        12.35/4/
   Since Inception     10.36       8.29        4.86       12.38        11.37/4/
                      (12/1/92)   (5/1/96)   (8/15/97)    (2/7/96)    (12/1/92)
--------------------------------------------------------------------------------

/3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

/4/Performance data for Service shares prior to 3/6/96 is that of Class A shares
   (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the International Equity Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.


--------------------------------------------------------------------------------
   TOP 10 HOLDINGS AS OF 8/31/99
--------------------------------------------------------------------------------
                          % of Total
   Holding                Net Assets    Country             Line of Business
--------------------------------------------------------------------------------
   Vodafone Airtouch PLC     2.1%       Britain             Telecommunications
   Skandia Forsakring        1.9        Sweden              Insurance
   Getronics NV              1.8        Netherlands         Business Services
   Glaxo Wellcome PLC        1.8        Britain             Health
   Mannesmann AG             1.7        Germany             Machinery
   Rhone-Poulenc SA          1.7        France              Chemicals
   Nokia AB Oyj              1.6        Finland             Telecommunications
   British Telecom PLC       1.6        Britain             Telecommunications
   Securitas AB              1.6        Sweden              Business Services
   Preussag AG               1.5        Germany             Multi-Industrial
--------------------------------------------------------------------------------

   The top 10 holdings may not be representative of the Fund's future investments.

   Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

     Performance Overview

     Dear Shareholder,

     We are pleased to report on the performance of the Goldman Sachs International Equity Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.



               Performance Review

               Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 5.47%, 5.09%, 5.08%, 5.81% and 5.52%, respectively. These figures compare to the 10.91% cumulative total return of the Fund's benchmark, the FT/S&P-Actuaries Europe & Pacific ("Europac") Index (unhedged).
                    The Portfolio's underperformance versus its benchmark was
               due to sector and asset allocation strategies. The Portfolio was hurt by its underweight position in Japan and Asia in favor of the weaker-performing European market. Performance was further muted due to a strong shift in investor sentiment from growth to value and other cyclical issues as the year progressed.


               Portfolio Composition

               In the beginning of the reporting period we favored European stocks, given the region's encouraging economic prospects and its good level of earnings growth relative to other regions. Moreover, valuations were not excessive, and Europe was benefiting from a consolidation process not seen in other regions. However, as the period progressed and European equities failed to meet investor expectations, we reduced our overexposure and took a more neutral stance. Assets from Europe were shifted into stronger-performing Asian markets and selective Japanese holdings.


               Portfolio Highlights

          . Shin-Etsu Chemical Co. Ltd. -- Shin-Etsu Chemical (1.3% of net assets), is one of the leading manufacturers of semiconductor silicon wafers and PVC (polyvinyl chloride). Its wafer sales are recovering and are expected to buttress their profits for the next few years. In addition, their valuations are reasonable compared to those of many other cyclicals.

          . China Telecom Ltd. -- One of the key portfolio holdings in Asia is China Telecom (0.4% of net assets). Listed on the Hong Kong stock exchange, China Telecom is the dominant provider of mobile phone services in mainland China. The firm has over 90% market share in the three provinces it operates in, and continues to grow new subscriptions at a remarkable rate. Looking ahead, a rumored bond issue is likely to be used to acquire providers in other parts of China, extending China Telecom's dominance.

          . Mannesmann AG -- Mannesmann is a long-standing engineering company that has successfully transformed itself into one of Europe's leading telecommunications companies. Mannesmann is currently the second largest mobile phone company in Europe, with significant exposure to the fast-growing German market. Furthermore, the potential for linked fixed access and mobile assets in Germany, France and Italy could lead to significant further gains.

          . Skandia Forsakring -- Skandia is one of the world's largest global players in the market for long-term savings products. Skandia is the third largest variable annuity provider in the U.S. and it expects continued strong growth. In addition, the company acts as an arranger between independent agents and large fund management companies, and is the largest purchaser of asset management services in the U.S.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

INVESTMENT PROCESS OVERVIEW

The results of our bottom-up stock selection process are enhanced by a top-down review of our regional market views and the views of the quantitative research team.

                       Regional Portfolio Management Team

                                   Stock Selection
                                   by Region:

                                   . Expected
                                     Stock Returns

                                   . Expected
                                     Market Returns

                                   . Earnings
                                     Momentum

                                   . Economic and
                                     Political Risks

                                  Quantitative
                                 Research/Asset
                                Allocation Team

                               Proprietary Models:

                                   . Expected
                                     Country Returns

                                   . Regional
                                     Optimization


                                    Portfolio
                                  Construction

                              . Risk Control BARRA

                              . Currency Management


                                     Optimal
                                    Portfolio



               Key New Acquisitions

          . Terumo Corp. -- Terumo is a leading Japanese medical equipment company. The firms earnings outlook is expected to improve over the next two years, due to the continued launch of new products. In addition, we would expect to see enhanced sales through its U.S. cardiovascular business unit that was recently acquired from 3M Corp.

          . Getronics NV -- Getronics is a global provider of computer products and services including computer system solutions, installation services and network systems. Information Technology spending in Europe as a percentage of GDP is half that of the U.S. and we expect to see this gap diminish. This trend could help to drive Getronics' sales and profits. The company is currently trading on low multiples that we do not believe reflects the growth potential of its stock.


               Portfolio Outlook

          . Europe -- We continue to invest in quality stocks that we believe are undervalued and have strong growth opportunities. Such stocks are located in a wide variety of sectors. Presently, one of the more favored sectors is telecommunications, where both technological advance and consolidation on both a European and global level are proceeding at a rapid pace. In addition, certain electronic, service, pharmaceuticals and leisure companies remain attractive. While the sector rotation towards value stocks has made the past period challenging, we continue to believe in the structural growth of the aforementioned sectors.

          . Japan -- For the time being, we remain cautious on the market, given the recent rally, volatility in the yen and the concerns of equity valuations. Based on the current price levels, the market seems to have discounted much of the earnings recovery expected to materialize in late 1999. And, if the current strength in the yen persists, corporate earnings could be revised down. On a positive note, many companies are in the process of implementing restructuring plans that they announced several months back -- the benefits of which could help to lift returns on capital in the long run. Key to sustainability of market strength will be profit trends in coming years. If we become convinced of the sustainability of corporate earning growth next year and onward, we may need to revise our stance.

          . Asia -- Our outlook on Asia as a region has improved, although it is important to note that intra-regional discrepancies still exist. Industrial production and economic growth has increased in many countries, leading a rapid rise in equity prices. On a cautious note, we recognize that a recovery in Asia is very dependent on the continued strength of the U.S. market. Consequently, we will be closely monitoring all economic data coming out of the U.S. in an effort to determine its impact on the Asian markets.

               We thank you for your investment and look forward to your continued confidence.



               Goldman Sachs International Equity Investment Team

               London, Tokyo, Singapore
               September 3, 1999

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


     The Goldman Sachs Advantage



     Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

               Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


               What Sets Goldman Sachs Funds Apart?


                                       1
                           ---------------------------
                           Resources and Relationships
                           ---------------------------

                    Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                           ---------------------------
                                In-Depth Research
                           ---------------------------

                    Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.


                                       3
                           ---------------------------
                                 Risk Management
                           ---------------------------

                    In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.



               To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on December 1, 1992 (commencement of operations) of the Goldman Sachs Interna-tional Equity Fund. For comparative purposes, the performance of the Fund's benchmark (FT/S&P Euro-Pac Unhedged) and the FT/S&P Europac Combined are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 International Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested December 1, 1992 to August 31, 1999

                           [LINE GRAPH APPEARS HERE]

                   FT Euro-Pac  FT Euro-Pac
                    Unhedged      Combined     Class A
        12/1/92       10,000       10,000       9,450
DEC                   10,054       10,057       9,547
         Jan-93       10,055       10,063       9,567
FEB                   10,401       10,256       9,780
MAR                   11,342       10,861       9,827
APR                   12,441       11,542       9,800
MAY                   12,790       11,635       9,980
JUNE                  12,458       11,550      10,000
JULY                  13,028       12,079      10,347
AUG                   13,680       12,578      10,827
SEPT                  13,301       12,223      10,580
OCT                   13,621       12,734      11,020
NOV                   12,377       11,676      10,820
DEC                   13,226       12,599      11,527
         Jan-94       14,399       13,498      12,067
FEB                   14,422       13,186      11,947
MAR                   13,871       12,519      11,273
APR                   14,439       12,878      11,567
MAY                   14,388       12,994      11,187
JUNE                  14,613       12,664      10,720
JULY                  14,725       12,857      10,987
AUG                   15,041       13,113      11,240
SEPT                  14,588       12,718      11,080
OCT                   15,081       13,148      11,167
NOV                   14,309       12,475      10,613
DEC                   14,434       12,584      10,736
         Jan-95       13,903       12,121      10,058
FEB                   13,774       12,008      10,203
MAR                   14,644       12,767      10,785
APR                   15,219       13,268      11,173
MAY                   15,003       13,079      11,117
JUNE                  14,703       12,818      11,394
JULY                  15,658       13,651      11,817
AUG                   15,046       13,117      11,734
SEPT                  15,317       13,353      12,253
OCT                   14,917       13,005      12,032
NOV                   15,362       13,392      12,108
DEC                   15,972       13,924      12,769
         Jan-96       16,042       13,986      12,942
FEB                   16,079       14,018      13,318
MAR                   16,416       14,311      13,807
APR                   16,963       14,788      14,229
MAY                   16,656       14,520      14,372
JUNE                  16,749       14,602      14,522
JULY                  16,228       14,147      14,214
AUG                   16,277       14,190      14,214
SEP                   16,714       14,572      14,522
OCT                   16,517       14,400      14,432
NOV                   17,150       14,951      15,019
DEC                   16,899       14,733      15,163
         Jan-97       16,244       14,161      14,691
FEB                   16,530       14,410      15,034
MAR                   16,522       14,404      15,262
APR                   16,596       14,468      15,361
MAY                   17,781       15,501      16,311
JUNE                  18,705       16,307      17,079
JULY                  18,960       16,529      17,748
AUG                   17,532       15,284      16,319
SEP                   18,451       16,085      17,239
OCT                   17,061       14,874      15,999
NOV                   16,807       14,652      15,756
DEC                   16,861       14,699      15,840
JAN '98               17,667       15,402      16,326
FEB                   18,796       16,386      17,493
MAR                   19,326       16,848      18,522
APR                   19,395       16,909      18,785
MAY                   19,354       16,873      19,221
JUNE                  19,380       16,895      18,892
JULY                  19,504       17,003      18,892
AUG                   17,099       14,907      16,786
SEP                   16,641       14,507      16,178
OCT                   18,413       16,052      16,885
NOV                   19,422       16,932      17,773
DEC                   20,115       17,536      18,689
JAN '99               20,033       17,464      19,001
FEB                   19,592       17,080      18,472
MAR                   20,495       17,868      18,871
APR                   21,440       18,691      19,148
MAY                   20,338       17,731      18,350
JUNE                  21,190       18,473      19,131
JULY                  21,928       19,116      19,703
AUG                   22,217       19,369      20,041


  Average Annual Total
  Return through August 31,
  1999                        Since Inception Five Years One Year Seven Months
  Class A (commenced December 1, 1992)
  Excluding sales charges         11.77%        12.25%    19.39%      5.47%
  Including sales charges         10.84%        10.99%    12.81%     -0.34%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent
  deferred sales charges          10.20%         n/a      18.68%      5.09%
  Including contingent
  deferred sales charges           9.37%         n/a      13.40%      0.09%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent
  deferred sales charges           6.79%         n/a      18.61%      5.08%
  Including contingent
  deferred sales charges           6.79%         n/a      17.56%      4.08%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced February 7, 1996)        13.26%         n/a      20.05%      5.81%
 -----------------------------------------------------------------------------
  Service Class (commenced
  March 6, 1996)                  12.53%         n/a      19.43%      5.52%
 -----------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
August 31, 1999


  Shares    Description                                                  Value
 Common Stocks - 94.4%
  Australia - 2.9%
    116,900 Brambles Industries Ltd. (Multi-Industrial)            $  3,257,405
    352,500 Broken Hill Proprietary Co. Ltd. (Nonferrous Metals)      3,791,857
    260,747 Lend Lease Corp. (Financial Services)                     3,186,394
    301,300 National Australia Bank (Banks)                           4,556,770
    294,074 News Corp. Ltd. (Media)                                   2,149,587
    697,500 Pioneer International Ltd. (Construction)                 1,781,136
    231,700 Rio Tinto Ltd. (Mining)                                   3,978,975
    358,270 Tab Corp. Holdings Ltd. (Entertainment)                   2,447,299
    518,800 Telstra Corp. (Utilities)                                 2,699,296
    637,493 Westpac Banking Corp. (Banks)                             3,866,267
  1,011,923 Woolworths Ltd. (Specialty Retail)                        3,538,852
                                                                   ------------
                                                                     35,253,838
 ------------------------------------------------------------------------------
  Britain - 19.2%
  1,186,336 Allied Zurich PLC (Insurance)                            14,438,395
    352,825 AstraZeneca Group PLC (Health)                           13,991,960
    209,531 Barclays PLC (Banks)                                      6,226,119
    824,048 BP Amoco PLC (Energy Resources)                          15,285,656
  1,258,528 British Telecom PLC (Telecommunications)                 19,275,342
    862,237 Carlton Communications PLC (Media)                        6,540,495
    820,771 Diageo PLC (Tobacco)                                      8,332,084
    915,203 General Electric Co. PLC (Electrical Equipment)           9,143,475
    812,351 Glaxo Wellcome PLC (Health)                              21,345,123
    650,383 Great Universal Stores PLC (Specialty Retail)             6,550,068
    485,537 Halifax Group PLC (Banks)                                 5,421,058
  1,026,247 HSBC Holdings PLC* (Banks)                               12,712,908
    721,857 Lloyds TSB Group PLC (Banks)                              9,993,194
  1,010,181 Misys PLC (Business Services)                             8,946,616
    246,063 National Westminster Bank PLC (Banks)                     5,051,255
  1,179,425 Rentokil Initial PLC (Business Services)                  4,724,675
    938,923 Select Appointment Holdings PLC* (Business Services)     13,398,490
  1,287,886 Shell Transport & Trading Co. (Energy Resources)         10,271,702
  1,686,049 Stagecoach Holdings PLC (Railroads)                       5,865,818
    891,858 Unilever NV (Food & Beverage)                             8,393,708
  1,287,439 Vodafone AirTouch PLC (Telecommunications)               25,931,835
                                                                   ------------
                                                                    231,839,976
 ------------------------------------------------------------------------------
  China - 0.5%
  1,715,000 China Telecom Ltd.* (Telecommunications)                  5,322,863
 ------------------------------------------------------------------------------

  Shares    Description                                                  Value
 Common Stocks - (continued)
  Denmark - 0.6%
    125,884 ISS International Service System Series B* (Business
            Services)                                              $  6,942,659
 ------------------------------------------------------------------------------
  Finland - 1.6%
    234,954 Nokia AB Oyj Series A (Telecommunications)               19,635,133
 ------------------------------------------------------------------------------
  France - 11.5%
     18,297 Accor SA (Hotel)                                          4,409,177
    240,293 Alstom (Machinery)                                        8,103,700
    107,295 Axa (Insurance)                                          13,370,532
     27,624 Carrefour SA (Specialty Retail)                           4,500,193
     60,020 Dexia France (Banks)                                      7,828,580
     92,345 Elf Aquitaine (Energy Resources)                         16,216,061
     90,001 Equant* (Computer Software)                               7,973,630
    416,153 Rhone-Poulenc SA (Chemicals)                             20,215,236
    220,418 SEITA (Tobacco)                                          12,031,525
     62,995 Societe Generale (Banks)                                 12,348,250
     33,291 ST Microelectronics (Semiconductors)                      2,213,380
    102,374 Total Fina SA Class B (Energy Resources)                 13,212,147
    217,263 Vivendi (Business Services)                              16,800,688
                                                                   ------------
                                                                    139,223,099
 ------------------------------------------------------------------------------
  Germany - 5.0%
    321,097 Commerzbank AG (Banks)                                   11,514,892
     65,099 HypoVereinsbank (Financial Services)                      3,863,324
    134,287 Mannesmann AG (Machinery)                                20,626,450
    322,640 Preussag AG (Multi-Industrial)                           18,396,317
     74,969 Siemens AG (Diversified Industrial Manufacturing)         6,312,751
                                                                   ------------
                                                                     60,713,734
 ------------------------------------------------------------------------------
  Hong Kong - 3.0%
    532,000 Cheung Kong Holdings Ltd. (Real Estate)                   4,641,785
    416,000 CLP Holdings Ltd. (Utilities)                             1,966,181
    377,000 Hang Seng Bank Ltd. (Banks)                               4,260,422
  1,881,000 Hong Kong & China Gas Co. Ltd. (Utilities)                2,676,796
  2,380,800 Hong Kong Telecom (Telecommunications)                    5,396,345
    951,000 Hutchison Whampoa (Financial Services)                    9,277,422
     10,000 New World China Land Ltd.* (Real Estate)                      8,049
  1,756,000 New World Development Co. Ltd. (Real Estate)              4,228,928
    469,000 Sun Hung Kai Properties Co. Ltd. (Real Estate)            3,986,400
                                                                   ------------
                                                                     36,442,328
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

  Shares    Description                                                Value
 Common Stocks - (continued)
  Ireland - 0.6%
    723,130 Bank of Ireland* (Banks)                             $  6,555,731
 ----------------------------------------------------------------------------
  Italy - 1.9%
    502,859 San Paolo-IMI SpA (Banks)                               6,761,074
  9,444,971 Seat Pagine Gialle SpA (Business Services)              7,933,139
  1,854,575 Unicredito Italiano SpA (Banks)                         8,573,334
                                                                 ------------
                                                                   23,267,547
 ----------------------------------------------------------------------------
  Japan - 24.8%
    203,059 Aderans Co. Ltd. (Specialty Retail)                     9,137,516
    773,000 Asahi Glass Co. Ltd. (Home Products)                    4,892,450
    893,000 Bank of Tokyo-Mitsubishi (Banks)                       13,353,958
    264,000 Bridgestone Corp. (Auto)                                7,485,252
    190,265 Canon, Inc. (Computer Hardware)                         5,568,647
    806,000 Chiba Bank Ltd. (Banks)                                 3,029,826
    302,600 Circle K Japan Co. (Specialty Retail)                  12,924,882
    536,000 Fuji Bank Ltd. (Banks)                                  5,539,672
    215,000 Fuji Photo Film Ltd. (Leisure)                          7,865,734
    121,000 Honda Motor Co. Ltd. (Auto)                             4,869,438
        252 Hoya Corp. (Electrical Equipment)                          15,120
        108 Inaba Denkisangyo (Electrical Equipment)                    1,827
    302,000 Kao Corp. (Food & Beverage)                             8,590,296
    700,000 Kirin Brewery Ltd. (Alcohol)                            8,515,114
        497 Kokuyo Co. Ltd. (Specialty Retail)                          8,864
     85,300 Konami Co. Ltd. (Computer Software)                     7,481,840
        776 Max Co. (Electrical Equipment)                              9,028
        750 Mirai Industry Co. Ltd. (Multi-Industrial)                 12,073
  1,792,790 Mitsui Marine & Fire (Insurance)                        9,854,729
    730,000 NGK Insulators Ltd. (Multi-Industrial)                  7,678,237
     56,742 Nintendo Co. Ltd. (Entertainment)                       9,860,502
      1,327 Nippon Telephone & Telegraph Corp.
            (Telecommunications)                                   14,928,523
        122 NTT Mobile Communications Network, Inc. New Shares
            (Telecommunications)                                    2,030,823
        488 NTT Mobile Communications Network, Inc.*
            (Telecommunications)                                    8,078,657
    716,000 Ricoh Co. Ltd. (Computer Hardware)                     12,783,025
     83,800 Rohm Co. (Electrical Equipment)                        16,708,648
         54 Shimachu Co. (Specialty Retail)                             1,003
    391,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)                15,949,696
     95,811 SMC Corp. (Machinery)                                  14,634,323
    171,000 Taisho Pharmaceutical Co. Ltd. (Drugs)                  7,210,043
    112,200 Takefuji Corp. (Financial Services)                    18,071,450
    142,037 TDK Corp. (Computer Hardware)                          17,278,018

  Shares    Description                                                  Value
 Common Stocks - (continued)
  Japan - (continued)
    327,000 Terumo Corp. (Medical Products)                        $ 10,467,828
    231,600 Tokyo Electric Power (Electrical Utilities)               5,401,564
    451,500 Toppan Forms Co. Ltd. (Publishing)                       10,674,784
    397,000 Yamanouchi Pharmaceutical (Drugs)                        17,719,486
         57 Yoshinoya D&C Co. Ltd. (Restaurants)                      1,355,467
                                                                   ------------
                                                                    299,988,343
 ------------------------------------------------------------------------------
  Netherlands - 10.0%
     78,256 Aegon NV (Financial Services)                             6,854,439
    244,773 Benckiser NV Class B (Food & Beverage)                   14,966,328
    252,752 Fortis Netherlands NV* (Financial Services)               8,569,324
    438,948 Getronics NV (Business Services)                         21,522,203
    246,178 ING Groep NV (Financial Services)                        13,515,761
    116,017 Koninklijke Royal Philips Electronics NV (Appliance)     11,972,168
    270,740 KPN NV (Telecommunications)                              12,143,453
    316,949 Libertel NV* (Telecommunications)                         6,035,118
    313,463 TNT Post Group NV (Business Services)                     7,742,783
    450,273 VNU NV (Media)                                           17,290,456
                                                                   ------------
                                                                    120,612,033
 ------------------------------------------------------------------------------
  New Zealand - 0.1%
    277,000 Telecom Corp. of New Zealand Ltd. (Utilities)             1,241,862
 ------------------------------------------------------------------------------
  Singapore - 1.3%
    451,000 City Developments (Real Estate)                           2,732,521
    312,847 DBS Bank Ltd. (Banks)                                     3,586,544
    778,000 First Capital Corp. Ltd. (Real Estate)                    1,081,390
    507,000 Natsteel Electronics Ltd. (Electrical Equipment)          2,529,730
    111,000 Singapore Airlines Ltd. (Airlines)                        1,041,758
    173,000 Singapore Press Holdings Ltd. (Publishing)                2,877,339
  1,025,000 Singapore Technologies Engineering Ltd. (Machinery)       1,235,967
    489,000 Singapore Telecommunications Ltd.
            (Telecommunications)                                        868,494
                                                                   ------------
                                                                     15,953,743
 ------------------------------------------------------------------------------
  Spain - 2.6%
    196,201 Acerinox SA (Steel)                                       6,465,218
    347,008 Endesa SA (Electrical Utilities)                          6,974,563
  1,136,043 Telefonica de Espana SA* (Telecommunications)            18,146,615
                                                                   ------------
                                                                     31,586,396
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments           (continued)
August 31, 1999


  Shares    Description                                               Value
 Common Stocks - (continued)
  Sweden - 4.7%
    432,337 Ericsson Telecommunications Series B
            (Electrical Equipment)                            $   13,968,376
  1,317,205 Securitas AB Series B* (Business Services)            18,878,925
  1,142,082 Skandia Forsakring (Insurance)                        23,304,965
                                                              --------------
                                                                  56,152,266
 ---------------------------------------------------------------------------
  Switzerland - 4.1%
      4,850 Nestle SA (Food & Beverage)                            9,586,501
      8,606 Novartis AG (Health)                                  12,402,380
      1,172 Roche Holding AG (Health)                             13,574,033
     50,093 UBS AG (Banks)                                        14,156,645
                                                              --------------
                                                                  49,719,559
 ---------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,001,564,056)                                       $1,140,451,110
 ---------------------------------------------------------------------------
 Preferred Stocks - 0.9%
  Germany - 0.9%
     84,259 Henkel KGAA Vorzug, Non-Voting (Chemicals)        $    6,105,634
     13,347 SAP AG (Computer Software)                             5,365,265
                                                              --------------
                                                                  11,470,899
 ---------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $11,625,088)                                          $   11,470,899
 ---------------------------------------------------------------------------

  Principal             Interest                    Maturity
  Amount                  Rate                        Date                              Value
 Short-Term Obligation - 3.8%
  State Street Bank & Trust Euro-Time Deposit
  $45,418,000             5.50%                    09/01/1999                   $   45,418,000
 ---------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION (Cost $45,418,000)                                $   45,418,000
 ---------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $1,058,607,144)                                                         $1,197,340,009
 ---------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

                                        As a % of  total
                                              net assets

  Common and Preferred Stock Industry Classifications
  Airlines                                           0.1%
  Alcohol                                            0.7
  Appliance                                          1.0
  Auto                                               1.0
  Banks                                             12.0
  Business Services                                  8.9
  Chemicals                                          3.5
  Computer Hardware                                  3.0
  Computer Software                                  1.7
  Construction                                       0.1
  Diversified Industrial Manufacturing               0.5
  Drugs                                              2.1
  Electrical Equipment                               3.5
  Electrical Utilities                               1.0
  Energy Resources                                   4.6
  Entertainment                                      1.0
  Financial Services                                 5.2
  Food & Beverage                                    3.4
  Health                                             5.1
  Home Products                                      0.4
  Hotel                                              0.4
  Insurance                                          5.0
  Leisure                                            0.7
  Machinery                                          3.7
  Media                                              2.2
  Medical Products                                   0.9
  Mining                                             0.3
  Multi-Industrial                                   2.4
  Nonferrous Metals                                  0.3
  Publishing                                         1.1
  Railroads                                          0.5
  Real Estate                                        1.4
  Restaurants                                        0.1
  Semiconductors                                     0.2
  Specialty Retail                                   3.0
  Steel                                              0.5
  Telecommunications                                11.4
  Tobacco                                            1.7
  Utilities                                          0.7
 --------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                  95.3%
 --------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities
August 31, 1999

 Assets:

  Investment in securities, at value (identified cost
  $1,058,607,144)                                              $1,197,340,009
  Cash, at value                                                      564,230
  Receivables:
  Investment securities sold, at value                             15,459,246
  Dividends and interest, at value                                  1,826,341
  Fund shares sold                                                 12,708,631
  Forward foreign currency exchange contracts, at value                26,518
  Variation margin(a)                                               2,471,516
  Reimbursement from investment adviser                                95,641
  Other assets, at value                                            1,095,742
 ----------------------------------------------------------------------------
  Total assets                                                  1,231,587,874
 ----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                        18,009,154
  Fund shares repurchased                                           3,382,461
  Amounts owed to affiliates                                        1,613,562
  Forward foreign currency exchange contracts, at value               416,413
  Accrued expenses and other liabilities, at value                    345,377
 ----------------------------------------------------------------------------
  Total liabilities                                                23,766,967
 ----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                 946,201,036
  Accumulated undistributed net investment income                   6,242,794
  Accumulated net realized gain from investment, options,
  futures and foreign currency related transactions               116,694,141
  Net unrealized gain on investments, futures and translation
  of assets and liabilities denominated in foreign currencies     138,682,936
 ----------------------------------------------------------------------------
  NET ASSETS                                                   $1,207,820,907
 ----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(b)
  Class A                                                              $23.12
  Class B                                                              $22.73
  Class C                                                              $22.54
  Institutional                                                        $23.49
  Service                                                              $23.14
 ----------------------------------------------------------------------------
  Shares Outstanding:
  Class A                                                          40,815,150
  Class B                                                           3,021,681
  Class C                                                             498,644
  Institutional                                                     7,687,724
  Service                                                             166,459
 ----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                            52,189,658
 ----------------------------------------------------------------------------

 (a) Includes approximately $1,145,000 relating to initial margin requirements for futures transactions.
 (b) Maximum public offering price per share for Class A shares is $24.47 (NAV per share X 1.0582). At redemption, Class B and Class C shares are sub-ject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $ 12,961,397
  Interest                                                             621,135
 ------------------------------------------------------------------------------
  Total income                                                      13,582,532
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                    6,475,659
  Distribution and service fees(b)                                   3,070,949
  Transfer agent fees(c)                                             1,113,047
  Custodian fees                                                       726,028
  Registration fees                                                    113,873
  Professional fees                                                     45,335
  Service share fees                                                    10,635
  Trustee fees                                                           5,773
  Other                                                                 93,505
 ------------------------------------------------------------------------------
  Total expenses                                                    11,654,804
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed                                         (311,046)
 ------------------------------------------------------------------------------
  Net expenses                                                      11,343,758
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              2,238,774
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                           96,860,780
  Futures transactions                                                (863,213)
  Foreign currency related transactions                              2,725,602
  Net change in unrealized gain (loss) on:
  Investments                                                      (33,864,411)
  Futures                                                              334,730
  Translation of assets and liabilities denominated in foreign
  currencies                                                           123,621
 ------------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                             65,317,109
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 67,555,883
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $1,557,370.
 (b) Class A, Class B and Class C had distribution and service fees of $2,622,519, $388,156 and $60,274, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $996,557, $73,750, $11,452, $30,437 and $851, re-
     spectively.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets


                                                                   For the
                                                                 Seven-Month
                                                                Period Ended
                                                               August 31, 1999
  From operations:
  Net investment income                                        $     2,238,774
  Net realized gain from investment, futures and foreign cur-
  rency related transactions                                        98,723,169
  Net change in unrealized gain (loss) on investments,
  futures, and translation of assets and liabilities
  denominated in foreign currencies                                (33,406,060)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              67,555,883
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                  1,029,391,946
  Reinvestment of dividends and distributions                               --
  Cost of shares repurchased                                    (1,032,832,481)
 ------------------------------------------------------------------------------
  Net decrease in net assets resulting from share
  transactions                                                      (3,440,535)
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    64,115,348
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                            1,143,705,559
 ------------------------------------------------------------------------------
  End of period                                                $ 1,207,820,907
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income              $     6,242,794
 ------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

                                                                  For the
                                                                 Year Ended
                                                              January 31, 1999
  From operations:
  Net investment loss                                         $    (2,714,406)
  Net realized gain from investment and foreign currency re-
  lated transactions                                               96,004,014
  Net change in unrealized gain (loss) on investments and
   translation of assets and liabilities denominated in
   foreign currencies                                              55,278,283
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations             148,567,891
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net realized gain on investment and foreign currency
  transactions
  Class A shares                                                  (41,132,351)
  Class B shares                                                   (3,418,683)
  Class C shares                                                     (556,864)
  Institutional shares                                             (4,927,209)
  Service shares                                                     (179,258)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                              (50,214,365)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                 2,171,378,743
  Reinvestment of dividends and distributions                      40,976,198
  Cost of shares repurchased                                   (1,982,583,097)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share
  transactions                                                     229,771,844
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                   328,125,370
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                                               815,580,189
 ------------------------------------------------------------------------------
  End of year                                                 $ 1,143,705,559
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income              $     1,040,126
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)      Distributions to shareholders
                                      -------------------------- ------------------------------------

                            Net asset    Net                                In excess
                             value,   investment   Net realized   From net    of net
                            beginning   income    and unrealized investment investment    From net
                            of period   (loss)     gain (loss)     income     income   realized gains
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $21.92     $ 0.04        $1.16        $   --     $  --        $  --
  1999 - Class B Shares       21.63      (0.02)        1.12            --        --           --
  1999 - Class C Shares       21.45      (0.03)        1.12            --        --           --
  1999 - Institutional
  Shares                      22.20       0.12(e)      1.17(e)         --        --           --
  1999 - Service Shares       21.93       0.06         1.15            --        --           --
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       19.85      (0.06)        3.24            --        --        (1.11)
  1999 - Class B Shares       19.70      (0.17)        3.21            --        --        (1.11)
  1999 - Class C Shares       19.56      (0.15)        3.15            --        --        (1.11)
  1999 - Institutional
  Shares                      19.97       0.03         3.31            --        --        (1.11)
  1999 - Service Shares       19.84      (0.04)        3.24            --        --        (1.11)
 ----------------------------------------------------------------------------------------------------
  1998 - Class A Shares       19.32       0.03         2.04            --     (0.30)       (1.24)
  1998 - Class B Shares       19.24      (0.08)        2.02            --     (0.25)       (1.23)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       22.60      (0.04)       (1.38)           --     (0.38)       (1.24)
  1998 - Institutional
  Shares                      19.40       0.10         2.11         (0.07)    (0.33)       (1.24)
  1998 - Service Shares       19.34       0.02         2.06            --     (0.35)       (1.23)
 ----------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.20       0.10         2.23            --        --        (0.21)
  1997 - Class B Shares
  (commenced May 1, 1996)     18.91      (0.06)        0.60            --        --        (0.21)
  1997 - Institutional
  Shares (commenced Febru-
  ary 7, 1996)                17.45       0.04         2.15         (0.03)       --        (0.21)
  1997 - Service Shares
  (commenced March 6,
  1996)                       17.70      (0.02)        1.87            --        --        (0.21)
 ----------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.52       0.13         4.00         (0.58)       --        (0.87)
 ----------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

                                                                                      Ratios assuming no
                                                                                      voluntary expense
                                                                                         limitations
                                                                                      ------------------
                                                                     Ratio of                     Ratio of
   Net increase                          Net assets   Ratio of    net investment   Ratio of    net investment
    (decrease)    Net asset              at end of  net expenses income (loss) to expenses to  income (loss)  Portfolio
   in net asset   value, end   Total       period    to average    average net    average net  to average net turnover
      value       of period  return(b)   (in 000s)   net assets       assets        assets         assets       rate
      $1.20         $23.12      5.47%(d)  $943,473      1.79%(c)       0.31%(c)      1.84%(c)       0.26%(c)    61.10%(d)
       1.10          22.73      5.09(d)     68,691      2.29(c)       (0.19)(c)      2.34(c)       (0.24)(c)    61.10(d)
       1.09          22.54      5.08(d)     11,241      2.29(c)       (0.26)(c)      2.34(c)       (0.31)(c)    61.10(d)
       1.29          23.49      5.81(d)    180,564      1.14(c)        0.89(c)       1.19(c)        0.84(c)     61.10(d)
       1.21          23.14      5.52(d)      3,852      1.64(c)        0.47(c)       1.69(c)        0.42(c)     61.10(d)
       2.07          21.92     16.39       947,973      1.73          (0.28)         1.82          (0.37)      113.79
       1.93          21.63     15.80        69,231      2.24          (0.79)         2.32          (0.87)      113.79
       1.89          21.45     15.70        11,619      2.24          (0.98)         2.32          (1.06)      113.79
       2.23          22.20     17.09       111,315      1.13           0.23          1.21           0.15       113.79
       2.09          21.93     16.49         3,568      1.63          (0.18)         1.71          (0.26)      113.79
-------------------------------------------------------------------------------------------------------------------------
       0.53          19.85     11.12       697,590      1.67          (0.27)         1.80          (0.40)       40.82
       0.46          19.70     10.51        55,324      2.20          (0.90)         2.30          (1.00)       40.82
      (3.04)         19.56     (5.92)(d)     3,369      2.27(c)       (1.43)(c)      2.37(c)       (1.53)(c)    40.82
       0.57          19.97     11.82        56,263      1.08           0.30          1.18           0.20        40.82
       0.50          19.84     11.25         3,035      1.55          (0.36)         1.65          (0.46)       40.82
-------------------------------------------------------------------------------------------------------------------------
       2.12          19.32     13.48       536,283      1.69          (0.07)         1.88          (0.26)       38.01
       0.33          19.24      2.83(d)     19,198      2.23(c)       (0.97)(c)      2.38(c)       (1.12)(c)    38.01
       1.95          19.40     12.53(d)     68,374      1.10(c)        0.43(c)       1.25(c)        0.28(c)     38.01
       1.64          19.34     10.42(d)        674      1.60(c)       (0.40)(c)      1.75(c)       (0.55)(c)    38.01
-------------------------------------------------------------------------------------------------------------------------
       2.68          17.20     28.68       330,860      1.52           0.26          1.77           0.01        68.48
-------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded.
 If no sale occurs, securities are valued at the last bid price. Debt securi-ties are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions And Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; and (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999
 G. Segregation Transaction -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued and forward commitments represent examples of such transactions. As a result of entering into those transactions the Fund is required to seg-regate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 H. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to the Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 I. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book / tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $1,060,091,222. Accordingly gross unrealized gain on investments was $168,699,398 and the gross unrealized loss on investments was $31,450,611 resulting in a net unrealized gain of $137,248,787.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .10% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $311,000 for the period ended Au-gust 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $818,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $990,000, $457,000 and $167,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended August 31, 1999, were $665,136,041 and $667,728,986, respectively.
   At August 31, 1999, the Fund had the following outstanding forward foreign currency exchange contracts:

                                                Value on
 Open Forward Foreign Currency                 Settlement     Current   Unrealized Unrealized
 Sale Contracts                                   Date         Value       Gain       Loss
 --------------------------------------------------------------------------------------------
 Hong Kong Dollar
  expiring 9/10/1999                            $20,448,129 $20,444,586    $ 3,543   $    --
  expiring 12/8/1999                             20,847,800  21,260,082        --     412,282
 --------------------------------------------------------------------------------------------
 TOTAL OPEN FORWARD FOREIGN CURRENCY
 SALE CONTRACTS                                 $41,295,929 $41,704,668    $ 3,543   $412,282
 --------------------------------------------------------------------------------------------
 Closed but Unsettled                                                    Realized   Realized
 Forward Foreign Currency Contracts          Purchase Value Sale Value     Gain       Loss
 --------------------------------------------------------------------------------------------
 Euro
  expiring 10/26/1999                           $16,956,131 $16,979,106    $22,975   $    --
 Hong Kong Dollar
  expiring 12/8/1999                                573,886     569,755        --       4,131
 --------------------------------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED FORWARD FOREIGN
 CURRENCY CONTRACTS                             $17,530,017 $17,548,861    $22,975   $  4,131
 --------------------------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts sold" and "Payable for forward foreign currency exchange contracts purchased" of $26,518 and $416,413, respectively, in the accompanying State-ment of Assets and Liabilities.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.
   At August 31, 1999 the following futures contracts were open as follows:

                    Number of
                    Contracts         Settlement           Market          Unrealized
 Type                 Long              Month               Value            Gain
 ------------------------------------------------------------------------------------
 FTSE 100 Index        76           September 1999       $ 7,622,852         $ 58,496
 MIB 30 Index          28           September 1999         4,996,266          113,232
 DAX Index             45           September 1999         6,293,742          163,002
 ------------------------------------------------------------------------------------
                                                         $18,912,860         $334,730
 ------------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $2,963,894 from accumulated net realized gain on investment, options, futures and foreign currency related transactions to accumulated undistributed net investment income and $1,628 from accumulated net realized gain on invest-ment, options, futures and foreign currency related transactions to paid-in capital. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for:

                             Seven Month Period               Year Ended
                            Ended August 31, 1999          January 31, 1999
                            -------------------------------------------------------
                               Shares        Dollars       Shares          Dollars
 ----------------------------------------------------------------------------------
 Class A Shares
 Shares sold               40,503,629  $ 878,896,664   90,785,418  $ 1,949,815,404
 Reinvestments of divi-
dends and distributions            --             --    1,669,818       34,480,481
 Shares repurchased       (42,925,516)  (937,796,470) (84,367,795)  (1,819,683,956)
                            -------------------------------------------------------
                           (2,421,887)   (58,899,806)   8,087,441      164,611,929
 ----------------------------------------------------------------------------------
 Class B Shares
 Shares sold                  231,545      5,004,374      794,593       17,488,784
 Reinvestments of divi-
dends and distributions            --             --      156,073        3,180,373
 Shares repurchased          (410,880)    (8,878,625)    (557,697)     (11,834,003)
                            -------------------------------------------------------
                             (179,335)    (3,874,251)     392,969        8,835,154
 ----------------------------------------------------------------------------------
 Class C Shares
 Shares sold                3,386,747     71,812,024    6,644,608      139,922,460
 Reinvestments of divi-
dends and distributions            --             --       19,517          394,623
 Shares repurchased        (3,429,722)   (73,325,070)  (6,294,716)    (133,220,855)
                            -------------------------------------------------------
                              (42,975)    (1,513,046)     369,409        7,096,228
 ----------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                3,229,820     73,161,867    2,805,737       62,386,145
 Reinvestments of divi-
dends and distributions            --             --      131,238        2,741,464
 Shares repurchased          (556,938)   (12,395,514)    (740,110)     (16,145,728)
                            -------------------------------------------------------
                            2,672,882     60,766,353    2,196,865       48,981,881
 ----------------------------------------------------------------------------------
 Service Shares
 Shares sold                   23,838        517,017       78,227        1,765,950
 Reinvestments of divi-
dends and distributions            --             --        8,677          179,257
 Shares repurchased           (20,037)      (436,802)     (77,199)      (1,698,555)
                            -------------------------------------------------------
                                3,801         80,215        9,705          246,652
 ----------------------------------------------------------------------------------
 NET INCREASE (DECREASE)       32,486     (3,440,535)  11,056,389  $   229,771,844
 ----------------------------------------------------------------------------------

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 Goldman Sachs International Equity Fund -- Tax Information
 (unaudited)

   Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $50,214,365 as capital gain dividends paid during its year ended August 31, 1999.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- International Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs International Equity Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in Net Assets and the Financial Highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs International Equity Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

                                                      GOLDMAN SACHS FUND PROFILE


     Goldman Sachs International Equity Fund



               An Investment Idea for the Long Term

               History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

               Goldman Sachs International Equity Fund offers investors access to the benefits associated with international market diversification. The Fund seeks long-term capital growth, primarily through equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.


               Target Your Needs

               The Goldman Sachs International Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

               -----------------------------------------------------------------
               Goldman Sachs Funds

               Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.


                                [GRAPHIC APPEARS HERE]


               For More Information

               To learn more about the Goldman Sachs International Equity Fund and other Goldman Sachs Funds, call your investment professional today.


               *The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
Goldman Sachs Asset Management 32 OLD SLIP, 17TH Floor, New York, New York 10005
--------------------------------------------------------------------------------
TRUSTEES                          OFFICERS
Ashok N. Bakhru, Chairman         Douglas C. Grip, President
David B. Ford                     Jesse H. Cole, Vice President
Douglas C. Grip                   James A. Fitzpatrick, Vice President
John P. McNulty                   Nancy L. Mucker, Vice President
Mary P. McPherson                 John M. Perlowski, Treasurer
Alan A. Shuch                     Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.             Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer               Michael J. Richman, Secretary
Richard P. Strubel                Howard B. Surloff, Assistant Secretary
                                  Valerie A. Zondorak, Assistant Secretary



GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England


Visit our internet address: www.gs.com/funds






This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Copyright 1999 Goldman, Sachs & Co. All rights reserved.
Date of first use:  October 15, 1999                        INTLAR / 64K / 10-99